--------------------------------------------------------------------------------
Reich & Tang                              600 FIFTH AVENUE, NEW YORK, N.Y. 10020
EQUITY FUND, INC.                         (212) 830-5200

================================================================================

January 19, 1999


Dear Shareholder:

The year just ended was certainly a wild one with an unprecedented level of volatility and a record disparity of performance between an elite group of the largest companies and the rest of the investment universe, which lagged well behind. Against this backdrop the results of the Reich & Tang Equity Fund ended the year positive due to the strong recovery experienced during the fourth quarter. On the heels of a sizable decline in the third quarter, the subsequent rebound was the best three months ever for the Equity Fund and the best in 12 years for the market overall. In the quarter, the Reich & Tang Equity Fund was up 22.0%, exceeding the returns of both the Russell Mid Cap Index and the Russell Small Cap 2000 Index as well. This more than offset the significant decline experienced in the third quarter and left the full year's return at a positive 2.6%. While this trailed the mid cap indices, it showed a marked improvement as the actions we undertook in the second half of the year are beginning to have an impact. We have worked diligently to upgrade the portfolio by eliminating those long standing holdings that had failed to reach their original potential. We have chosen to replace those positions with our most active new-additions effort in years. Over the course of 1998, 19 new names were added in a move to improve the quality of the opportunities within the portfolio.

The Fund's net asset value on December 31, 1998 was $14.56 per share after accounting for a quarterly distribution of $3.0917 per share, comprised of $0.0123 in current dividends, and $3.0794 in long-term capital gains.

As the market showed amazing resilience and shrugged off the malaise of the third quarter, we saw a sharp recovery in stock prices after an early bottom in October. By becoming more concentrated in our best ideas when prices were depressed, we fully participated in the rally and saw significant rebounds in the prices of our positions, especially those names we aggressively added to. Over the last three months the ten best performing holdings rose on average 43% led by Wang Labs (+53%), Shaw Industries (+49%) and CommScope (+45%). Another key contributor was First Brands (+70%), our best performing stock in the quarter. Although just added to the portfolio in the third quarter at under $20, it led the way due to the Clorox takeover announced in October at $39. Just as with Camco earlier this year, the attractiveness of many of our companies, due to their strong market niches and free cash flow, keeps the corporate buyers coming back again and again. Scientific-Atlanta was another excellent example of capturing profits during the quarter. While the stock price was nearly flat for the quarter, it actually did a round trip, falling 40% on the second of October where we more than doubled the size of our previously small holding. Only three months later we saw a full recovery, as by year end their share price was up 90% from the low point where we bought our shares.

The year was a very active one with much higher turnover then normal for the Fund. The driver was the extreme price volatility of individual securities throughout the year. The key to the year's strong finish was the willingness to step up and buy the most attractive companies in the industries we know the best at the cheapest prices in years. We try to take advantage of the opportunities as they present themselves and this paid off well come the fourth quarter. But this is all history.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
What does all this mean going forward? The last few years have been quite frustrating, as the larger capitalization stocks continue to outperform all other asset classes. Even the slowdown of corporate profit growth to minimal levels in 1998 didn't keep the large cap dominated market from steamrolling to another boom year. This marks the fourth straight year the largest cap stocks have led the way. This year they left the smaller cap universe completely in the dust as the relative performance discrepancy was at a 20-year record, with the S&P 500 Index outperforming the Russell 2000 by over 31 percentage points in 1998. Despite very modest earnings gains, on average the largest companies saw over a 20% P/E expansion while the smaller companies suffered an overall P/E contraction. So now the P/E gap is also at record levels.

Even more surprising is how the market treated its favored sons and daughters when they disappointed the world with less than expected earnings throughout the year. The three most popular culprits, Coca-Cola, Gillette, and Disney, all reported lower earnings than expected and despite the shortfalls these three companies, on average, traded at a 41 multiple of their current earnings. So with little if any earnings growth in 1998 and projected for 1999, these companies trade at three times the multiple of our top holdings which have greater than 10% annual earnings growth in the same two-year period.

Perhaps at this stage it makes sense to reiterate some of the core principles of the Reich & Tang approach to investment management. Despite the wide-swinging gyrations in the marketplace, we remain steadfast in our adherence to some basic principles and beliefs. These include targeting the smaller and mid sized domestic companies, those between $500 million and $5 billion in capitalization. Our investment horizon is decidedly long-term with an average holding period of three years. We believe deeply in concentrating on the underlying business dynamics of the individual companies. To do that properly, we must emphasize our own extensive original research as we focus on neglected, misunderstood or ignored companies. We must clearly understand not only the available opportunity, but also the inherent risks in any investment we contemplate. Valuations are critical in this process and while not rigidly defined by formula, they are driven by current and expected cash flow, earnings, and returns on assets for the enterprise.

We search for companies that can achieve sustainable earnings growth in the low to mid teens. We will find these opportunities in the nooks and crannies ignored by others due to the size or complexity of the idea or its inherent lack of appeal. We must stick to what we know, know it well, and accept that this may leave us out of the hot concept du jour. We have to be disciplined sellers, based not only on price targets but also on an objective appraisal of company progress, recognizing changing fundamentals and acting upon them. In this endeavor, we have shown improvement. Our recent aggressive purging of stagnant ideas from the portfolio is an acknowledgment of that shortcoming. All five analyst/managers on our staff perform both hands-on research as generalists and the portfolio decision making, which is a matter of individual conviction augmented by input from one's experienced colleagues.

Not surprisingly our best efforts alone will not lead to superior performance. The recent run up of larger cap stocks to the downright exclusion of all other shares has been a difficult period for any smaller cap manager. Recent bouts of extreme volatility only serve to reinforce our deep-seated belief that we must stick to our knitting. Obviously, there is room to improve our execution in appraising our ideas and with recent efforts we believe the necessary adjustments are being made to refine our decision making. However, we have no intention of abandoning our core beliefs. We remain confident that just as smaller cap stocks had their multiyear run on several occasions over the last 20 years, the tide will shift to a more level playing field and we will be there. In the meantime, improvement in our own process and execution will serve us well regardless of the investment environment.

It is not surprising that as value-driven investors we continue to focus on smaller cap companies even as they float farther out of the investing mainstream. As long as other investors remain unwilling to recognize superior growth at discount prices, we will continue to take advantage of the obvious
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
discrepancy. Furthermore, with as many questions remaining unanswered at the end of 1998, as there were at the beginning of the year, we remain convinced that concentrating on a limited number of special situations is essential. Targeting those strong companies that remain misunderstood and underappreciated should provide acceptable appreciation in a frenetic environment, while still earning positive performance if we revert back to more normal returns like those seen before this unprecedented run.

In summary, 1998 was a very active year marked by more new additions to the portfolio then any other year in the Fund's history. The opportunities in the smaller cap end of the market remain extremely attractive and we remain diligent, focused and aggressive in our efforts to uncover the best potential ideas. Our goal is adding value without undue risk in an overall market environment that seems frothy, speculative, and unsustainable at the high capitalization end and throughout the high tech fringes. We look forward to the challenges ahead.



Sincerely,



\s\Richard E. Smith III



Richard E. Smith III
Chairman
































--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                    REICH & TANG EQUITY FUND, INC.

                                                    Performance Comparison Chart


                               Comparison of change in value of $10,000 investment in Reich & Tang
                                              Equity Fund, Inc. and the S & P 500 Index


The chart below represents the omitted graph.

INCEPTION           S & P 500          R & T Equity
 01/01/89           10,000.00           10,000.00
 12/31/89           13,169.00           11,787.00
 12/31/90           12,762.00           11,099.00
 12/31/91           16,644.00           13,658.00
 12/31/92           17,909.00           15,890.00
 12/31/93           19,712.00           18,084.00
 12/31/94           19,973.00           18,390.99
 12/31/95           27,478.00           23,568.00
 12/31/96           33,787.00           27,545.00
 12/31/97           45,060.00           31,337.00
 12/31/98           57,937.00           32,142.00
                         Past performance is not predictive of future performance.
---------------------------------------------------------------------------------------------------

                                                             Average Annual Returns
----------------------------------------------- ---------------------------------------------------
                                                                                 Since Inception
                                  One Year         Five-Year       Ten-Year           1/9/85
                              ----------------- ---------------- -------------- -------------------

 Reich & Tang Equity Fund          2.57%             12.19%          12.38%            14.39%
 S & P 500 Index                  28.58%             24.06%          19.21%            18.93%
----------------------------- ----------------- ---------------- -------------- -------------------











--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1998

================================================================================

                                                                                                     Value
                                                                               Shares               (Note 1)
                                                                               ------                ------
Common Stocks (94.49%)
------------------------------------------------------------------------------------------------------------------------------------
 Aerospace/Defense (2.84%)
 Sundstrand Corporation                                                        31,000           $     1,608,125
                                                                                                 --------------

 Apparel (0.72%)
 Fruit of the Loom, Inc.*                                                      29,400                   406,088
                                                                                                 --------------

 Auto Original Equipment (0.74%)
 OEA Inc.                                                                      35,200                   415,800
                                                                                                 --------------

 Auto Parts - Replacements (2.10%)
 Federal - Mogul Corporation                                                   20,000                 1,190,000
                                                                                                 --------------

 Business Equipment & Supplies (6.47%)
 Reynolds & Reynolds                                                          125,000                 2,867,188
 Unisource Worldwide, Inc.                                                    110,000                   797,500
                                                                                                 --------------
                                                                                                      3,664,688
                                                                                                 --------------

 Communications Equipment (7.40%)
 CommScope Inc.*                                                              150,000                 2,521,875
 Scientific-Atlanta Inc.                                                       73,000                 1,665,312
                                                                                                 --------------
                                                                                                      4,187,187
                                                                                                 --------------
 Computer and Computer Services (6.65%)
 Policy Management Systems*                                                    20,000                 1,010,000
 Wang Laboratories, Inc.*                                                      99,600                 2,757,675
                                                                                                 --------------
                                                                                                      3,767,675
                                                                                                 --------------

 Consumer Durables (1.45%)
 Harman International                                                          21,500                   819,687
                                                                                                 --------------

 Consumer Non-Durables (2.84%)
 Lancaster Colony Corporation                                                  50,000                 1,606,250
                                                                                                 --------------

 Converted Paper Products (4.49%)
 Sonoco Products Company                                                       67,920                 2,012,130
 Wausau-Mosinee Paper Corp.                                                    30,000                   530,625
                                                                                                 --------------
                                                                                                      2,542,755
                                                                                                 --------------
 Drugs (1.19%)
 Rexall Sundown*                                                               48,500                   675,968
                                                                                                 --------------

Electrical Equipment (2.04%)
Magnetek Inc.*                                                                100,000                 1,156,250
                                                                                                 --------------

Electronics (2.60%)
General Semiconductor Inc.*                                                   180,000                 1,473,750
                                                                                                 --------------


--------------------------------------------------------------------------------
                       See Notes to Financial Staatements

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1998

================================================================================

                                                                                                     Value
                                                                              Shares               (Note 1)
                                                                              ------                ------
Common Stocks (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 Energy (2.70%)
 Kerr-McGee Corporation                                                        40,000           $     1,530,000
                                                                                                ---------------

 Food Processing (1.16%)
 Universal Foods Corp.                                                         24,000                   658,500
                                                                                                ---------------

 Grocery (1.31%)
 Food Lion, Inc. Class A                                                       70,000                   743,750
                                                                                                ---------------

 Homebuilding (2.33%)
 Walter Industries*                                                            86,000                 1,316,875
                                                                                                ---------------

 Home Furnishings (3.64%)
 Shaw Industries                                                               85,000                 2,061,250
                                                                                                ---------------

 Industrial Products (5.39%)
 Albany International                                                          30,906                   585,282
 BMC Industries Inc.                                                           75,000                   468,750
 GenCorp                                                                       22,000                   548,625
 UNOVA Inc.*                                                                   79,900                 1,448,188
                                                                                                ---------------
                                                                                                      3,050,845
                                                                                                ---------------
 Industrial Services (3.23%)
 Harsco Corp.                                                                  60,000                 1,826,250
                                                                                                ---------------

 Insurance (Prop/Casualty) (2.16%)
 Trenwick Group Inc.                                                           37,500                 1,223,438
                                                                                                ---------------

 Machinery (6.95%)
 Roper Industries Inc.                                                         55,000                 1,120,625
 York International Corp.                                                      69,000                 2,816,063
                                                                                                ---------------
                                                                                                      3,936,688
                                                                                                ---------------
 Medical Supplies & Equipment (2.35%)
 St. Jude Medical Inc.*                                                        48,000                 1,329,000
                                                                                                ---------------

 Newspaper (2.42%)
 Lee Enterprises, Inc.                                                         43,500                 1,370,250
                                                                                                ---------------

 Packaging & Containers (3.96%)
 Ball Corporation                                                              49,000                 2,241,750
                                                                                                ---------------


--------------------------------------------------------------------------------
                       See Notes to Financial Staatements

--------------------------------------------------------------------------------




================================================================================


                                                                                                     Value
                                                                              Shares               (Note 1)
                                                                              ------                ------

Common Stocks (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 Precision Instruments (8.28%)
 Snap-On Tools Corp.                                                           44,000           $    1,531,750
 Teleflex Inc.                                                                 37,000                1,688,125
 Varian Associates                                                             38,700                1,465,763
                                                                                                 -------------
                                                                                                     4,685,638
                                                                                                 -------------
 Retail Store (1.47%)
 Nine West Group Inc.*                                                         53,500                  832,594
                                                                                                 -------------

 Specialty Chemicals (1.20%)
 International Specialty Products*                                             50,000                  678,125
                                                                                                 -------------

 Steel (General) (2.69%)
 Allegheny Teledyne, Inc.                                                      74,500                1,522,593
                                                                                                 -------------

 Textiles (1.72%)
 Burlington Industries Inc.*                                                   88,500                  973,500
                                                                                                 -------------

 Total Common Stocks (Cost $41,318,191)                                                         $   53,495,269
                                                                                                 -------------
                                                                                   Face
                                                                                  Amount
                                                                                  ------
Short-Term Investments (8.33%)
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements (8.33%)
Morgan (J.P.) Securities Inc., 4.75%, due 01/04/99 (Collateralized by $2,836,000,
U.S. Treasury Bond, 11.250%, due 02/15/15)                                       $4,717,000     $    4,717,000
                                                                                                 -------------
Total Short-Term Investments (Cost $4,717,000)                                                  $    4,717,000
                                                                                                 -------------
Total Investments (102.82%) (Cost $46,035,191+)                                                     58,212,269
Liabilities in Excess of Cash and Other Assets (-2.82%)                                         (    1,596,293)
                                                                                                 -------------
Net Assets (100.00%) 3,889,574 shares outstanding (Note 3)                                      $   56,615,976
                                                                                                 =============
Net asset value, offering and redemption price per share                                        $        14.56
                                                                                                 =============

*    Non-income  producing.
+ Aggregate cost for federal income tax purposes is $46,207,239. Aggregate unrealized appreciation and depreciation are, based on cost for Federal income tax purposes, $13,464,708 and $1,459,678 respectively.



--------------------------------------------------------------------------------
                       See Notes to Financial Staatements

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

================================================================================




INVESTMENT INCOME

 Income:
    Dividends......................................................................        $        946,064
    Interest.......................................................................                 137,180
                                                                                            ---------------
         Total income..............................................................               1,083,244
                                                                                            ---------------
 Expenses: (Note 2)
    Investment management fee......................................................                 586,073
    Administration fee.............................................................                 146,518
    Distribution expenses..........................................................                  11,235
    Custodian fees.................................................................                  11,181
    Shareholder servicing and related shareholder expenses.........................                  43,870
    Legal, compliance and filing fees..............................................                  18,839
    Audit and accounting...........................................................                  35,459
    Directors' fees and expenses...................................................                  12,040
    Other..........................................................................                   3,262
                                                                                            ---------------
         Total expenses............................................................                 868,477
                                                                                            ---------------
 Net investment income.............................................................                 214,767
                                                                                            ---------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Net realized gain on investments..................................................               9,882,217
 Net change in unrealized appreciation (depreciation) of investments...............        (      9,072,161)
                                                                                            ---------------
    Net gain on investments........................................................                 810,056
                                                                                            ---------------
 Increase in net assets from operations............................................        $      1,024,823
                                                                                            ===============



--------------------------------------------------------------------------------
                       See Notes to Financial Staatements

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997

================================================================================








                                                                                      1998                   1997
                                                                                   -----------            ----------

INCREASE (DECREASE) IN NET ASSETS


 Operations:

   Net investment income........................................................$         214,767     $         516,508

   Net realized gain on investments.............................................        9,882,217            14,165,978

   Net change in unrealized appreciation (depreciation) of investments..........(       9,072,161)    (       2,380,486)
                                                                                 ----------------      ----------------

   Increase in net assets from operations.......................................        1,024,823            12,302,000

 Distributions from:

   Net investment income........................................................(         214,919)    (         516,546)

   Net realized gain on investments.............................................(       9,882,217)    (      14,163,425)

   In excess of net realized gain...............................................(         168,629)            --

 Capital share transactions (Note 3)............................................(      22,696,457)    (         369,108)
                                                                                 ----------------      ----------------

   Total increase (decrease)....................................................(      31,937,399)    (       2,747,079)

 Net Assets:

   Beginning of year............................................................       88,553,375            91,300,454
                                                                                 ----------------      ----------------

   End of year .................................................................$      56,615,976     $      88,553,375
                                                                                 ================      ================










--------------------------------------------------------------------------------
                       See Notes to Financial Staatements

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================


1. Summary of Accounting Policies.

Reich & Tang Equity Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek growth of capital by investing primarily in equity securities which management of the Fund believes to be undervalued. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -
     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities, are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b) Federal Income Taxes -
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c) Use of Estimates -
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     d) General -
     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividends and capital gain distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions which exceed net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains and are primarily due to differing treatments for deferral of wash sales. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




================================================================================
2. Investment Management Fees and Other Transactions with Affiliates.

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, L.P. ("The Manager") equal to .80% of the Fund's average daily net assets. Effective February 1, 1999 through July 31, 1999, the Manager has voluntarily agreed to reduce its fee to .60% of the Fund's average daily net assets.


Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .20% of the Fund's average daily net assets.

Pursuant to a Distribution and Service Plan adopted under Securities and Exchange Commission Rule 12b-1, the Fund may pay certain costs associated with the distribution of the Fund's shares subject to a limit of 0.05% of the Fund's average net assets.

Brokerage commissions paid during the year to Reich & Tang Distributors, Inc. amounted to $27,866.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $2,000 per annum plus $500 per meeting attended.

Included in the statement of operations under the caption "Shareholder servicing and related shareholder expenses" are fees of $36,672 paid to Reich & Tang Services, L.P. an affiliate of the Manager as servicing agent for the Fund.

3. Capital Stock.

At December 31, 1998 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $44,610,946. Transactions in capital stock were as follows:

                                                           Year Ended                              Year Ended
                                                        December 31, 1998                       December 31, 1997
                                                 -------------------------------       -------------------------------
                                                    Shares             Amount              Shares            Amount
                                                 ------------        -----------       ------------        -----------
 Sold........................................       3,023,076        $51,191,834          3,012,372        $57,159,466
 Issued on reinvestment of dividends.........         603,572          8,811,830            767,092         13,280,049
 Redeemed....................................   (   4,869,968)      ( 82,700,121)     (   3,690,748)      ( 70,808,623)
                                                 ------------        -----------       ------------        -----------
 Net increase (decrease).....................   (   1,243,320)      ($22,696,457)            88,716       ($   369,108)
                                                 ============        ===========       ============        ===========

4. Investment Transactions.

Purchases and sales of investment securities, other than short-term investments, totaled $32,340,560 and $66,496,782, respectively.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================

5. Financial Highlights.
                                                                        Year Ended December 31,
                                              --------------------------------------------------------------------------
                                                 1998            1997           1996           1995            1994
                                                 ----            ----           ----           ----            ----
Per Share Operating Performance
(for a share outstanding throughout the year)

 Net asset value, beginning of year.          $    17.25      $    18.10      $    17.73      $    15.39      $    17.61
                                               ---------       ---------       ---------       ---------       ---------

 Income from investment operations:
 Net investment income..............                0.05            0.11            0.15            0.22           0.24

 Net realized and unrealized

   gains (losses) on investments...                 0.39            2.38            2.83            4.10            0.05
                                               ---------       ---------       ---------       ---------       ---------

 Total from investment operations...                0.44            2.49            2.98            4.32            0.29
                                               ---------       ---------       ---------       ---------       ---------

 Less distributions:
 Dividends from net investment income         (     0.05)     (     0.11)     (     0.15)     (     0.22)     (     0.24)
 Distributions from net realized gains        (     3.03)     (     3.23)     (     2.46)     (     1.76)     (     2.27)
 In excess of net realized gain.....          (     0.05)           --              --             --             --
                                               ---------       ---------       ---------       ---------       ---------

 Total distributions................          (     3.13)     (     3.34)     (     2.61)     (     1.98)     (     2.51)
                                               ---------       ---------       ---------       ---------       ---------
 Net asset value, end of year.......          $    14.56      $    17.25      $    18.10      $    17.73      $    15.39
                                               =========       =========       =========       =========       =========

 Total Return.......................                2.6%           13.8%           16.9%           28.2%            1.7%

 Ratios/Supplemental Data

 Net assets, end of year (000)......          $   56,616      $   88,553      $   91,300      $  112,333      $   90,639

 Ratios to average net assets:
   Expenses........................                 1.19%           1.21%(a)        1.22%(a)        1.15%           1.17%
   Net investment income...........                 0.29%           0.56%           0.79%           1.21%           1.35%
 Portfolio turnover rate............               45.79%          29.59%          31.70%          27.69%          25.80%


 (a)      Includes expenses paid indirectly, equivalent to .01% of average net assets.





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REICH & TANG EQUITY FUND, INC.
INDEPENDENT AUDITOR'S REPORT


================================================================================



The Board of Directors and Shareholders
Reich & Tang Equity Fund, Inc.


We have audited the accompanying statement of net assets of Reich & Tang Equity Fund, Inc. as of December 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reich & Tang Equity Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.



                                             \s\McGladrey & Pullen, LLP





New York, New York
January 29, 1999



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------------------------------------------------------
This report is submitted for the general  information
of  the   shareholders   of  the  Fund.   It  is  not
authorized for distribution to prospective  investors
in the Fund  unless  preceded  or  accompanied  by an
effective  prospectus,   which  includes  information
regarding   the  Fund's   objectives   and  policies,
experience  of  its  management,   marketability   of
shares, and other information.
------------------------------------------------------

Reich & Tang Equity Fund, Inc.
     600 Fifth Avenue
     New York, New York 10020

Manager
     Reich & Tang Asset Management, L.P.
     600 Fifth Avenue
     New York, New York 10020

Custodian
     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Transfer Agent &
     Dividend Disbursing Agent
     Reich & Tang Services, Inc.
     600 Fifth Avenue
     New York, New York 10020















RTE1298AN


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                                   Reich & Tang
                                   EQUITY FUND, INC.









                                                             Annual Report
                                                           December 31, 1998














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